    As filed with the Securities and Exchange Commission on January 29, 1998

                                                         Exhibit Index on Page 7


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 29, 1998


Commission File Number: 1-11954


                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)

                        MARYLAND                                                                     22-1657560
(State or other jurisdiction of incorporation)                                                    (I.R.S. employer
                                                                                               identification number)
PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                                                        07663
                       (Address of principal executive offices)                                      (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEMS 1 - 4.  NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.

PROPOSED SPIN-OFF OF VORNADO OPERATING, INC.

                  Vornado Operating, Inc., a Delaware corporation and a wholly owned subsidiary of Vornado ("Vornado Operating"), was incorporated on October 30, 1997 and has had no operations to date. Vornado Operating has been formed to own assets that Vornado could not itself own and conduct activities that Vornado could not itself conduct. Vornado Operating is intended to function principally as an operating company, in contrast to Vornado's principal focus on investment in real estate assets. Vornado Operating will be able to do so because it will be taxable as a regular corporation rather than a REIT for taxable years after 1998.

                  Vornado has capitalized Vornado Operating with an equity contribution of $25 million of cash. In addition, Vornado Realty L.P. (the "Operating Partnership"), as lender, and Vornado Operating, as borrower, intend to enter into a $75 million unsecured five-year revolving credit agreement subsequent to the Distribution referred to below. Vornado Operating has not yet identified specific operating assets or operations that it will acquire. Unless Vornado waives Vornado Operating's obligation under the Intercompany Agreement referred to below to seek to qualify as a REIT for federal income purposes for its taxable year ending December 31, 1998, Vornado Operating does not expect to lease or purchase operating assets until after December 31, 1998. In the interim, Vornado Operating expects to invest its available funds primarily in government securities.

                  THE DISTRIBUTION. The Operating Partnership expects to make a distribution (the "Distribution") of all of the shares of common stock, par value $.01 per share (the "Common Stock"), of Vornado Operating owned by the Operating Partnership on the date of the Distribution to holders of its units of limited partnership interest ("Units"), including Vornado, as soon as practicable after the registration statement relating to the Common Stock has been declared effective by the Securities and Exchange Commission, and Vornado expects in turn to make a distribution of all of the shares of Common Stock owned by Vornado on the date of the Distribution to holders of common shares of beneficial interest of Vornado, par value $.04 per share ("Vornado Common Shares"). No holder of Vornado Common Shares or Units will be required to make any payment, exchange any Vornado Common Shares or Units or take any other action in order to receive Common Stock in the Distribution. A record date has not yet been set for the Distribution. Holders of Vornado's $3.25 Series A Convertible Preferred Shares, no par value, liquidation preference $50.00 per share (the "Vornado Convertible Preferred Shares"), will not receive Common Stock in the Distribution. Pursuant to the Articles Supplementary designating the terms of the Vornado Convertible Preferred Shares (the "Articles Supplementary"), the Conversion Price for the Convertible Preferred Shares would be adjusted as a result of the Distribution to equal (a) the Conversion Price currently in effect times (b) a fraction, the numerator of which will equal (i) the Fair Market Value (as defined in the


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
Articles Supplementary) per Vornado Common Share on the record date for the Distribution less (ii) the net stockholders' equity per share of Common Stock issued in the Distribution multiplied by the Distribution ratio (i.e., the fraction of a share of Common Stock issued in the Distribution in respect of each Vornado Common Share) on such record date. No assurance can be given concerning the timing of the Distribution, or whether the Distribution will occur. A prospectus relating to the Common Stock may be obtained from Vornado, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663; attention: Secretary.

                  A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration and qualification under the securities laws of any such state.

                  THE INTERCOMPANY AGREEMENT. Vornado Operating and Vornado intend to enter into an Intercompany Agreement (the "Intercompany Agreement"), promptly after the Distribution, pursuant to which, among other things, (a) Vornado will agree under certain circumstances to offer Vornado Operating an opportunity to become the lessee of certain real property owned now or in the future by Vornado (under mutually satisfactory lease terms) and (b) Vornado Operating will agree not to make any real estate investment or other REIT-Qualified Investment unless it first offers Vornado the opportunity to make such investment and Vornado has rejected that opportunity.

                  More specifically, the Intercompany Agreement will require, subject to certain terms, that Vornado provide Vornado Operating with an opportunity (a "Tenant Opportunity") to become the lessee of any real property owned now or in the future by Vornado if Vornado determines in its sole discretion that, consistent with Vornado's status as a REIT, it is required to enter into a "master" lease arrangement with respect to such property and that Vornado Operating is qualified to act as lessee thereof. In general, a master lease arrangement is an arrangement pursuant to which an entire property or project (or a group of related properties or projects) are leased to a single lessee. Under the Intercompany Agreement, Vornado Operating and Vornado will negotiate with each other on an exclusive basis for 30 days regarding the terms and conditions of the lease in respect of each Tenant Opportunity. If a mutually satisfactory agreement cannot be reached within the 30-day period, Vornado may for a period of one year thereafter enter into a binding agreement with respect to such Tenant Opportunity with any third party on terms no more favorable to the third party than the terms last offered to Vornado Operating. If Vornado does not enter into a binding agreement with respect to such Tenant Opportunity within such one-year period, Vornado must again offer the Tenant Opportunity to Vornado Operating in accordance with the procedures specified above prior to offering such Tenant Opportunity to any other party.

                  In addition, the Intercompany Agreement will prohibit Vornado Operating from making (i) any investment in real estate (including the provision of services related to real estate, real


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
estate mortgages, real estate derivatives or entities that invest in the foregoing) or (ii) any other REIT-Qualified Investment, unless it has provided written notice to Vornado of the material terms and conditions of the investment opportunity and Vornado has determined not to pursue such investment either by providing written notice to Vornado Operating rejecting the opportunity within 10 days from the date of receipt of notice of the opportunity or by allowing such 10-day period to lapse. As used herein, "REIT-Qualified Investment" means an investment, at least 95% of the gross income from which would qualify under the 95% gross income test set forth in section 856(c)(2) of the Code (or could be structured to so qualify) and the ownership of which would not cause Vornado to violate the asset limitations set forth in Section 856(c)(4) of the Code (or could be structured not to cause Vornado to violate the section 856(c)(4) limitations); provided, however, that "REIT-Qualified Investment" does not include an investment in government securities, cash or cash items (as defined for purposes of section 856(c)(4) of the Code), money market funds, certificates of deposit, commercial paper having a maturity of not more than 90 days, bankers' acceptance or the property transferred to Vornado Operating by Vornado. The Intercompany Agreement will also require Vornado Operating to assist Vornado in structuring and consummating any such investment which Vornado elects to pursue, on terms determined by Vornado. In addition, Vornado Operating will agree to notify Vornado of, and make available to, Vornado investment opportunities developed by Vornado Operating or of which Vornado Operating becomes aware but is unable or unwilling to pursue.

                  Under the Intercompany Agreement, Vornado will agree to provide Vornado Operating with certain administrative, corporate, accounting, financial, insurance, legal, tax, data processing, human resources and operational services. For these services, Vornado Operating will compensate Vornado in an amount determined in good faith by Vornado as the amount an unaffiliated third party would charge Vornado Operating for comparable services and will reimburse Vornado for certain costs incurred and paid to third parties on behalf of Vornado Operating.

                  Under the Intercompany Agreement, Vornado Operating will agree that it will seek to qualify as a REIT for its taxable year ending December 31, 1998. Vornado Operating's qualification as a REIT for its taxable year ending December 31, 1998 may be necessary to ensure that Vornado's status as a REIT will not be adversely affected by the Distribution. If Vornado concludes in its sole discretion that such qualification is not necessary, Vornado may waive such obligation.

                  Vornado and Vornado Operating will each have the right to terminate the Intercompany Agreement if the other party is in material default of the Intercompany Agreement or upon 90 days written notice to the other party at any time after December 31, 2002. In addition, Vornado will have the right to terminate the Intercompany Agreement upon a change in control of Vornado Operating.

                  THE COLD STORAGE COMPANIES. On October 31, 1997, partnerships (the "Vornado/Crescent Partnerships") in which affiliates of Vornado have a 60% interest and affiliates of Crescent Real Estate Equities Limited ("Crescent") have a 40% interest acquired each of Americold

Corporation ("Americold") and URS Logistics, Inc. ("URS," and together with Americold, the "Cold Storage Companies"). Vornado's investments in the Vornado/Crescent Partnerships are currently held by corporations in which Vornado owns all of the preferred stock and none of the common equity ("preferred stock affiliates"). Ownership of the preferred stock entitles Vornado to substantially all of the economic benefits in the preferred stock affiliates. The common stock of the preferred stock affiliates is owned by officers and/or trustees of Vornado. Accordingly, Vornado is not able to elect the boards of directors of the preferred stock affiliates, and does not have the authority to control the management and operations of such affiliates.

                  Vornado is currently considering a number of alternatives in respect of its investments in the Cold Storage Companies, and has not yet finalized its plans in respect of such investments. One such alternative involves Vornado offering Vornado Operating the opportunity to negotiate to become lessee and operator of some or all of the real estate assets and to purchase some or all of the non-real estate assets of the Cold Storage Companies. However, significant tax and structuring considerations must be resolved before Vornado finalizes its plans in respect of the Cold Storage Companies, including determining whether to provide Vornado Operating with such an opportunity. These tax and structuring considerations include, among others, determining whether to seek one or more private letter rulings from the Internal Revenue Service (which could take up to one year to obtain); identifying the nature and value of individual assets currently owned by the Cold Storage Companies; division of the assets that will be owned by the Vornado/Crescent Partnerships and any assets that such partnerships may wish to sell; and obtaining the necessary consent from Crescent for certain transactions involving the Cold Storage Companies. In addition, because Vornado holds its investments in the Vornado/Crescent Partnerships through preferred stock affiliates, Vornado does not have the authority to control when or if Vornado Operating is offered an opportunity to become a lessee and operator of some or all of the real estate assets and to purchase some or all of the non-real estate assets of the Cold Storage Companies. Moreover, unless Vornado waives Vornado Operating's obligation under the Intercompany Agreement to seek to qualify as a REIT for federal income purposes for its taxable year ending December 31, 1998, Vornado Operating does not expect to lease or purchase operating assets until after December 31, 1998. Accordingly, no assurance can be given that Vornado will provide Vornado Operating with such an opportunity or that Vornado and Vornado Operating will be able to agree on the terms and conditions of any lease or purchase of assets.

ITEMS 6 - 9.  NOT APPLICABLE.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VORNADO REALTY TRUST
                                            (Registrant)



                                        By:  /s/ Irwin Goldberg
                                             -------------------------------
                                             Name: Irwin Goldberg
                                             Title:  Vice President,
                                                     Chief Financial Officer


Date:  January 29, 1998

                                Index to Exhibits



Exhibit No.                         Description
-----------                         -----------

99.1 Form of Intercompany Agreement between Vornado Realty L.P. and Vornado Operating, Inc. (incorporated by reference to Exhibit
                                    10.1 of Amendment No. 1 to Vornado Operating
                                    , Inc.'s Registration Statement on Form S-11
                                    (File No. 333-40701), filed on January 23,
                                    1998)

99.2 Form of Revolving Credit Agreement between Vornado Realty L.P. and Vornado Operating, Inc., together with related form of line of Credit Note (incorporated by reference to Exhibit 10.2 of Amendment No. 1 to Vornado Operating , Inc.'s Registration Statement on Form S-11 (File No. 333-40701), filed on January 23, 1998)


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